SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               December 26, 1997


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                     333-6325              52-1779791
  (State or Other Jurisdiction        (Commission         (I.R.S. Employer
         of Incorporation)            File Number)        Identification No.)


      919 18th Street, N.W.                                    20006
        Washington, D.C.                                     (Zip Code)
      (Address of Principal
       Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                    No Change
         (Former Name or Former Address, if Changed Since Last Report)

     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  20.5 Farmer Mac Mortgage Securities Corporation, Agricultural Mortgage-Backed Securities, Series 6/27/96, Series 10/30/96, Series 11/26/96, Series 3/26/97 and Series
                        4/30/97 Statement to Certificateholders, dated 12/26/97.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                        CORPORATION



                                    By:/s/ Christopher Dunn
                                        Name:  Christopher Dunn
                                        Title: Vice President




Dated: January 22, 1998

                                  EXHIBIT INDEX



Exhibit No.                   Description                           Page No.